Exhibit 99.1

Dedicated to a safer world PharmAthene Investor Presentation July 23 & 24, 2008

2 2 Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This information may involve known and unknown risks, uncertainties and other factors that are difficult to predict and may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe management’s current expectations regarding the Company’s future plans, strategies and objectives, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “potential” or “plan” or the negative of these words or other variations on these words or comparable terminology. Such statements include, but are not limited to, statements about future government contract awards, potential payments under government contracts, potential regulatory approvals, future product advancements, anticipated financial results and expected benefits of the acquisition of Avecia Vaccines. These forward-looking statements are based on assumptions that may be incorrect, and we cannot assure you that the projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forwardlooking statements as a result of various factors, including, but not limited to the “Risk Factors” included in the Company’s annual report on Form 10-K and other reports filed with the SEC.

3 Overview • Penetrating multi-billion dollar global biodefense market • Building highly competitive portfolio of next generation products • Pursuing focused acquisition strategy with significant revenue opportunities • Demonstrating strong track record obtaining significant government funding

# Penetrating a Multi-Billion Dollar Market

PharmAthene

## Project BioShield: $5.6B Market Opportunity


Smallpox vaccines
Rad/nuclear
Botulism
Other viruses
Other
Anthrax vaccines
Anthrax anti-toxins

Total anthrax share 36% or $2B opportunity targeted by PharmAthene



*Source: HHS Public Health Emergency Medical Countermeasure Enterprise Implementation Plan; BioShield contracts awarded*

4

# Opportunities Beyond Project BioShield

PharmAthene



| | |
|---|---|
| Project BioShield funding is only the tip of the iceberg | **$5.6B** |
| **Actively pursuing additional markets:** | |
| Department of Defense purchases | $5B |
| International purchases | $6B |
| Commercial purchases | $1B |
| Fortune 500 companies | |
| Leasing opportunities | |
| Execution of DHHS Implementation Plan | $35B |
| **Total biodefense market opportunity** | **~$50B** |

5

*Source: MedaCorp Reports *Chemical & Biological Defense Program – Oct 2005; DHHS Implementation Plan; Company Estimates through 2018*

6 PharmAthene’s Strategic Advantage • Focus - Biodefense market • Experience - Identifying high-priority government needs - Identifying and acquiring best-in-class products - Collaborating with government to develop and commercialize products • Success - Up to $485MM* in contracts and funding awarded to date - Partner of choice for biodefense *If all milestones are met and options exercised by government

7 Overview • Penetrating multi-billion dollar global biodefense market • Building highly competitive portfolio of next generation products • Pursuing focused acquisition strategy with significant revenue opportunities • Demonstrating strong track record obtaining significant government funding

8 Best-in-Class Portfolio 2 3rd Generation rPA Anthrax Vaccine 1 2nd Generation rPA Anthrax Vaccine 3 Anthrax Anti-Toxin Valortim® 4 Nerve Agent Prophylaxis Protexia®

9 2nd Generation rPA Anthrax Vaccine • Highly purified recombinant version of Protective Antigen • Produces vaccine-induced antibody response comparable to current licensed vaccine Recombinant Protective Antigen (rPA) anthrax vaccine Characteristics Advantages • 3 dose intramuscular regimen vs 6 dose subcutaneous for AVA (BioThrax®) • Enhanced stability • Completed Ph II testing in >700 individuals; safe & well tolerated

10 Anthrax Vaccines Market Opportunity • rPA Anthrax Vaccine Opportunity – Initial DHHS procurement contract (rPA vaccine): 25MM doses – USG award date in RFP: December 31, 2008 – Potential market opportunity in RFP: $350MM - $600MM • Worldwide Anthrax Vaccine Market Source : analyst reports; company estimates 2007-2012 $1.1B 2012-2018 $1.2B 2018-2024 $1.5B

11 Best-in-Class Portfolio 2 3rd Generation rPA Anthrax Vaccine 1 2nd Generation rPA Anthrax Vaccine 3 Anthrax Anti-Toxin Valortim® 4 Nerve Agent Prophylaxis Protexia®

# 3rd Generation rPA Anthrax Vaccine

PharmAthene

- **Government Requirement**
  - Develop 3rd generation rPA-based anthrax vaccine with
    - Enhanced stability – maintain stability for 3 years at 35°C
    - Improved potency – induce protective immunity in 2 or fewer doses
- **PharmAthene's 3rd generation product**
  - Room temperature stable with enhanced immunogenicity
  - Program funded $7MM to date by NIH
  - USG award date in RFP, September 2008
- **PharmAthene Goal**
  - Capture significant market share in both 2nd and 3rd generation vaccine market





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13 Best-in-Class Portfolio 2 3rd Generation rPA Anthrax Vaccine 1 2nd Generation rPA Anthrax Vaccine 3 Anthrax Anti-Toxin Valortim® 4 Nerve Agent Prophylaxis Protexia®

14 Valortim®– Anthrax Anti-Toxin • Fully human monoclonal antibody (MAb) • Potent anthrax toxin neutralizing activity • Mechanism of action appears similar to natural immune response Fully human monoclonal antibody (MAb) with a unique mechanism of action Characteristics Advantages • Capable of neutralizing both free and cell-bound anthrax toxin • Efficacious as both prophylaxis and therapy • Potential sporicidal activity • Provides significant, sustained protection to monkeys with a single dose

15 Valortim® - Impressive Data Package • Initial Phase I in humans complete; no SAE’s attributed to Valortim® • Multiple animal studies have demonstrated efficacy 56% At time of ECL for PA AG Monkeys Treatment 42% 48 hrs post-exposure Rabbits Treatment 88% 24 hrs post-exposure Rabbits Treatment 100% 1 hr post-exposure Monkeys Prophylaxis 85% 1 hr post-exposure Rabbits Prophylaxis Survival Time to Treatment Animal 0% All Above All Above Control

16 Anthrax Anti-Toxins Market Opportunity • Current options are inadequate - Antibiotics are ineffective - Vaccines are inappropriate for treatment • USG requirements established for anti-toxins - DHS Material Threat Assessment: 200,000 treatments - DHHS procurements to date • HGSI – 20,000 doses; $8,260 cost/dose • Cangene – 10,000 doses; $14,383 cost/dose • Valortim® is well positioned for procurement - USG funding awarded to date ~$25MM

17 Best-in-Class Portfolio 2 3rd Generation rPA Anthrax Vaccine 1 2nd Generation rPA Anthrax Vaccine 3 Anthrax Anti-Toxin Valortim® 4 Nerve Agent Prophylaxis Protexia®

18 Protexia® – Nerve Agent Prophylaxis • Novel recombinant form of naturally occurring bioscavenger protein • Produced using innovative transgenic manufacturing platform Recombinant human BChE (Butyrylcholinesterase) Mimics natural “bioscavenger” Characteristics Advantages Over Standard of Care • Protection pre- and post-exposure • Protection against broad spectrum of nerve agents • Superior efficacy to standard of care • No observable neurological deficits

# Conventional Treatment Does Not Prevent Neurological Toxicity

PharmAthene

**Conventional Treatment**



Guinea pig exposed to *only* 1.5 x $LD_{50}$ Soman and immediately given the conventional treatment of atropine / 2-PAM / Diazapam

- Only 50% of those exposed survived
- Severe neurological deficits

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*Source of the film: U.S. Army Medical Research Institute of Chemical Defense*

20 Guinea pig pretreated with Protexia® and then 18 hours later exposed to 5.5x LD50 of Soman Only Protexia® Provides Superior Survival and Prevents Neurological Toxicity Protexia® Solution • 100% survival rate • No neurological deficits Source of the film: U. S. Army Medical Research Institute of Chemical Defense

21 Nerve Agents - Market Opportunity • Department of Defense Award – Awarded DoD advanced development and procurement contract – Total original potential value of up to $213MM* • $100MM in development funding • $113MM for procurement of initial 90,000 doses – Total revised contract value of up to $219MM*; $5.8MM in additional funding for ongoing development • Additional opportunity for civilian (SNS); ex-US military & civilian; commercial purchases • Expanding applications to non-biodefense markets – Alzheimer’s disease *If all milestones are met and options exercised by the USG.

22 Overview • Penetrating multi-billion dollar global biodefense market • Building highly competitive portfolio of next generation products • Pursuing focused acquisition strategy with significant revenue opportunities • Demonstrating strong track record obtaining significant government contracts

23 Unparalleled Track Record in Biodefense Established strong biodefense portfolio Building Significant DoD contract (Protexia®) up to $219MM* Includes major NIAID/BARDA contract $14MM Advanced development funding for Valortim® $25MM Total biodefense vaccines government funding up to $220MM* Total amounts under all Government contracts** up to $485MM* *If all milestones are met and options exercised by government **Includes amounts not set forth above

Clear Roadmap to Create Value Develop and position products for commercial uses 4 Develop multiple government users and non-government customers 3 Expand portfolio through strategic acquisitions 2 Continue to obtain procurement contracts and increase revenues 1

25 The Financial Resources to Fund Growth • Strong cash position – $45.7MM at March 31, 2008 less: $10MM paid to Avecia at closing (4-2-08) Includes $17MM restricted cash and $18.7MM available cash (4-2-08) • Comparatively low cash burn rate – Net ~$1-2MM month, $4-5MM gross – Majority of program development funded with Government grants/contracts • Substantial ongoing & potential funding contract and grant support – Approximately $60MM development funding for 2nd generation rPA vaccine program – Opportunity for 3rd generation rPA development contract greater than $75MM • Sizeable near-term potential development and procurement contracts* – Protexia® procurement contract awarded 2006; up to $219MM – rPA anthrax vaccine procurement contract for 25MM doses: $350-$600MM *If all milestones are met and options exercised by the USG.

26 2008 H1 H2 2009 H1 H2 Key 2008-09 Value Creation Events Completed strategic acquisition Completed Valortim® manufacturing scale up File Protexia® IND Begin Protexia® Phase I c linical trial Potential 2nd gen rPA vaccine procurement contract Report Protexia® Phase I results Potential to begin 2nd phase Protexia® DoD contract ($64.5MM) Potential $75MM 3rd gen rPA development contract Potential advanced funding for anthrax anti-toxin

27 Summary • The market need clearly exists – Critical requirements, multi-billion dollar market • PharmAthene is positioned for success – Advancing three best-in-class, next-generation products • Strong track record validates our approach – Potential government funding/contracts of up to $485MM to date • Clear roadmap for success and value creation